Northwestern Mutual Series Fund, Inc.

Supplement Dated July 20, 2007 to the

Prospectus Dated April 30, 2007

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. dated April 30, 2007 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Fund Manager Changes:

Effective July 20, 2007, Mary R. Linehan will assume primary responsibility for the day-to-day management of the Large Cap Core Stock Portfolio. In addition, Curtis J. Ludwick will replace William R. Walker as the co-portfolio manager of Mid Cap Growth Stock Portfolio. As noted in the Prospectus, Ms. Linehan and Mr. Ludwick were previously co-portfolio managers of the Large Cap Core Stock Portfolio.